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
                                                                                      Exhibit 99.4

                                    VERNON TELEPHONE COMPANY, INC.
                                   --------------------------------
                                      CONSOLIDATED BALANCE SHEET
                                      --------------------------
                                               UNAUDITED
                                              ----------


                                                September 30, 1993            June 30, 1993
                                                ------------------            --------------


                ASSETS

    CURRENT ASSETS
        Cash                                        $    184,465              $    103,381
        Accounts receivable, net of uncollectibles       538,180                   427,173
        Materials and supplies                           124,963                   133,598
        Prepaid expenses                                  56,995                    40,790
                                                    -------------             -------------
                                                         904,603                   704,942
                                                    -------------             -------------
    NONCURRENT ASSETS
        Unamortized debt issuance expense                  3,630                     3,680
        Other investments                              6,246,854                 6,246,854
                                                    -------------             -------------
                                                       6,250,484                 6,250,534
                                                    -------------             -------------
    TELEPHONE PLANT - AT COST
        Telephone plant in service                     4,292,316                 4,265,358
        Telephone plant under construction               185,331                   185,178
                                                    -------------             -------------
                                                       4,477,647                 4,450,536
           Less:  Depreciation reserve                 2,055,945                 1,992,204
                                                    -------------             -------------
                                                       2,421,702                 2,458,332
                                                    -------------             -------------
           Total Assets                             $  9,576,789              $  9,413,808
                                                    =============             =============

           LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES
        Current maturities of long-term debt        $     61,916              $     61,916
        Notes payable                                    355,338                   511,923
        Accounts payable                                 243,327                   188,999
        Accrued taxes                                    290,708                   290,891
        Other current liabilities                         11,421                    46,500
                                                    -------------             -------------
                                                         962,710                 1,100,229
                                                    -------------             -------------
    LONG-TERM DEBT                                     1,856,815                 1,871,802
                                                    -------------             -------------
    DEFERRED CREDITS
        Deferred federal income taxes                  2,069,378                 2,069,378
        Unamortized investment tax credits                71,066                    71,066
                                                    -------------             -------------
                                                       2,140,444                 2,140,444
                                                    -------------             -------------

    STOCKHOLDERS' EQUITY
        Preferred stock                                       --                    35,500
        Common stock                                      70,000                    70,000
        Retained earnings                              4,546,820                 4,195,833
                                                    -------------             -------------
                                                       4,616,820                 4,301,333
                                                    -------------             -------------
           Total Liabilities and
             Stockholders' Equity                   $  9,576,789              $  9,413,808
                                                    =============             =============

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
                                    VERNON TELEPHONE COMPANY, INC.
                                   --------------------------------
                                     CONSOLIDATED INCOME STATEMENT
                                    -------------------------------
                                                   Three Months                 Three Months
                                                       Ended                       Ended
                                                September 30, 1993            September 30, 1992
                                           -----------------------------------------------------

    OPERATING REVENUES
        Local network service                       $    141,335              $    140,403
        Network access and long distance
           network service                               223,137                   268,374
        Miscellaneous                                     28,922                    27,554
        Less:  Uncollectible operating revenues            6,000                     4,000
                                                    -------------------       ---------------
           Total operating revenues                      387,394                   432,331
                                                    -------------------       ---------------

    OPERATING EXPENSES
        Plant specific                                   115,166                   101,469
        Plant non-specific:
           Depreciation                                   63,803                    68,747
           Other                                          43,622                    29,491
        Customer operations                               49,209                    47,782
        Corporate operations                              78,164                    83,891
                                                    -------------------       ---------------
           Total operating expenses                      349,964                   331,380
                                                    -------------------       ---------------

    OPERATING TAXES                                       33,622                    33,221
                                                    -------------------       ---------------

        Net operating income                               3,808                    67,730

    OTHER NONOPERATING INCOME AND EXPENSES - NET         378,745                    46,417
                                                    -------------------       ---------------

        Income available for fixed charges               382,553                   114,147

    INTEREST EXPENSE                                      31,566                    20,998
                                                    -------------------       ---------------

        Net Income (Loss)                           $    350,987              $     93,149
                                                    ===================       ===============

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
                                    VERNON TELEPHONE COMPANY, INC.
                                    -------------------------------
                                 CONSOLIDATED STATEMENT OF CASH FLOWS
                                 ------------------------------------
                                                   Three Months              Three Months
                                                       Ended                    Ended
                                                September 30, 1993            September 30, 1992
                                              -----------------------   ---------------------

    CASH FLOW FROM OPERATING ACTIVITIES:
        Net Income                                  $    350,987              $     93,149
        Add (Deduct) adjustments to reconcile net
         Income to net cash provided by
         operating activities:
           Depreciations and amortization                 63,803                    68,747
           Other non-cash expense                             --                   (19,972)
           Change in:
             Accounts receivable                        (111,007)                  (94,946)
             Materials and supplies                        8,635                    10,186
             Prepaid expenses                            (16,205)                  (14,564)
             Accounts payable                             54,328                   (50,521)
             Other current liabilities                   (35,262)                  (25,737)
                                                    -------------------       ---------------
                                                         315,279                   (33,658)

    CASH FLOW FROM FINANCING ACTIVITIES:
        Change in notes payable                         (156,585)                   (3,498)
        Change in long-term debt                         (14,987)                  (14,274)
                                                    -------------------       ---------------
                                                        (171,572)                  (17,772)

    CASH FLOW FROM INVESTING ACTIVITIES:
        Additions to telephone plant                     (27,123)                  (15,911)
        Redemption of preferred stock                    (35,500)                       --
                                                    -------------------       ---------------
                                                         (62,623)                  (15,911)

    NET INCREASE (DECREASE) IN CASH AND
        CASH EQUIVALENTS                                  81,084                   (67,341)

    CASH AND CASH EQUIVALENTS
        Beginning of Period                              103,381                   163,110
                                                    -------------------       ---------------
        End of Period                               $    184,465              $     95,769
                                                    ===================       ===============

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
                          VERNON TELEPHONE COMPANY, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


    1. The financial statements as of September 30, 1993 and 1992, included herein have been prepared by Vernon Telephone Company, Inc. (the "Company"), without audit. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to rules and regulations of the Securities and Exchange Commission, although the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and notes thereto included in the Company's latest audited financial statements.

            The accompanying unaudited financial statements of September 30, 1993 and 1992, and audited financial statements as of June 30, 1993, contain all adjustments (consisting of only normal recurring items) necessary to present fairly the financial position as of September 30, 1993, and June 30, 1993, and the results of operations and cash flows for the next three months ended September 30, 1993 and 1992. The results of operations for the three months ended September 30, 1993 and 1992, are not necessarily indicative of the results to be expected for the full year.

    2. Pursuant to a merger contemplated by an Asset Purchase Agreement, dated December 15, 1993, between Telephone and Data Systems, Inc. ("TDS"), Vernon Telephone Company, Inc. and Diane P. Laube, an individual and presently the sole stockholder of the Company, a wholly-owned subsidiary of TDS will merge with and into the Company with the Company being the surviving entity. As a result of this transaction, which is subject to regulatory approval, TDS will acquire an 100% interest in the Company.
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